____________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
              ____________________________________________________

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1933

                               March 1, 2005
               Date of Report (Date of earliest event reported)
             ____________________________________________________

                           iWORLD PROJECTS & SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

                                  Nevada
         (State or other jurisdiction of incorporation or organization)

                                 814-00689
                           (Commission File No.)

                                88-0492269
                   (IRS Employer Identification Number)

  3834 Sunflower Court, Merritt Island, FL                85712
   (Address of principal executive offices)             (ZIP Code)

                              (407) 810-6125
                 (Telephone number, including area code)

     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            _____________________________________________________________








Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 1, 2005, by unanimous written consent of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Registrant and applicable Nevada law, the Board of Directors elected Stanley A. Hirschman, Daniel Hodges and Phil E. Pearce to the Board of Directors. Biographical information for these new directors is as follows.

Stan Hirschman is President of CPointe Associates, Inc., a Plano, Texas executive management and consulting firm which he founded in 1996 that specializes in solutions for companies with emerging technology-based products. He is Chairman of Bravo Foods International Corporation (BRVO), Director of 5G Wireless, Inc. (FGWC), former Chairman of Mustang Software and former director of Imaging Diagnostic Systems, Inc. He is also an advisor to Redwood Grove Capital Management LLC. Prior to establishing CPointe Associates, he was Vice President Operations, Software Etc., Inc., a 406 retail store software chain, from 1989 until 1996. He has held senior executive management positions with T.J. Maxx, Gap Stores and Banana
Republic.  He is active in community affairs and serves on the Advisory
Board of the Salvation Army Adult Rehabilitation Centers.

Daniel L. Hodges has been President and Chairman of Fidelis Energy, Inc. (OTCBB: FDEI), an oil and gas exploration company, since 2004, as well as an instructor in the F-16 Fighter jet in Tucson, Arizona since 1997. From 1995 to 2002, Mr. Hodges took part in the formation and/or public registration of multiple public companies as an investor. Privately, Mr. Hodges has been involved in real estate developments and residential subdivisions in Southern Arizona since 1993. Mr. Hodges also serves on the board of directors of iWorld Projects & Systems, Inc. (IWPS), a publicly traded BDC.

Phil E. Pearce has been an independent business consultant with Phil E. Pearce & Associates since 1990, Chairman and Director of Financial Express Corporation since 1990. Prior to 1990, Mr. Pearce was Senior Vice President and a director of E.F. Hutton, Chairman of the Board of Governors of the National Association of Securities Dealers and was closely involved in the formation of the Nasdaq Stock Market, a Governor of the New York Stock Exchange and a member of the Advisory Council to the United States Securities and Exchange Commission on the Institutional Study of the Stock Markets. Mr. Pearce also is a director of XR Medical, a diagnostic laboratory company, 5G Wireless, Inc., GoldSpring, Inc, Bravo! Foods International Corporation and Xybernaut Corporation. He is also an advisor to Redwood Grove Capital Management LLC. Mr. Pearce is a graduate of the University of South Carolina (B.A. 1953) and the Wharton School of Investment Banking at the University of Pennsylvania.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)

Financial Statements of Business Acquired

None.

(b)

Pro Forma Financial Statements

None

(c)

Exhibits

None


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Tucson, Arizona, on the 4th day of March, 2005.

iWorld Projects & Systems, Inc.

By: ___/s/ David Pells       ____
     David Pells, President

EXHIBIT INDEX

Exhibits

None.